UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas  75219
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), is filing this amendment to its Form 8-K filed on May 19, 2011 (the “Report”) to report the decision of the Partnership as to how frequently the Partnership will include a unitholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of unitholder votes on the compensation of executives.

Item 5.07                 Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of Limited Partners on May 11, 2011.  The matters on which the unitholders voted, in person or by proxy, as fully described in the proxy statement for our Annual Meeting, were:

1.	to elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2012 Annual Meeting of Limited Partners;

2.	to approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2011;

3.
approval of, by a unitholder non-binding advisory vote, the compensation paid to the Partnership’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, commonly referred to as a “Say-on-Pay” proposal; and

4.	the establishment, by a unitholder non-binding advisory vote, of the frequency of submission to unitholders of advisory “Say-on-Pay” proposals.

Buford P. Berry, C.W. Russell and Ronald P. Trout were each elected to our Board of Managers and appointed to the Advisory Committee.

The results of the voting were as follows:

1.           Election of Managers

Manager	Votes For	Votes Withheld	Broker Non-Votes

Buford P. Berry	13,307,266	108,379	17,259,786
C.W. Russell	13,328,284	87,361	17,259,786
Ronald P. Trout	13,330,005	85,640	17,259,786

2.           Approval of the Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions

25,542,587	220,675	39,746

3.           Approval of the Compensation Paid The Named Executive Officers

Votes For	Votes Against	Abstentions

13,093,011	238,114	84,520

4.           Establishment of the Frequency of Say On Pay Proposals

1 Year	2 Years	3 Years	Abstentions

2,009,251	281,573	10,968,059	156,762

Based on the results of the unitholder vote on the establishment of the frequency of Say-on-Pay proposals, and consistent with the Board of Manager’s prior recommendation to the Partnership’s unitholders in connection with such vote, the Partnership has determined that, until the next vote on the frequency of Say-on-Pay proposals, the Partnership will hold an advisory Say-on-Pay vote every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P. Registrant by Dorchester Minerals Management LP its General Partner, by Dorchester Minerals Management GP LLC its General Partner

Date: August 5, 2011	By:	/s/ William Casey McManemin
William Casey McManemin Chief Executive Officer